SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /
Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

/X/ Definitive Proxy Statement

/X/ Definitive Additional Materials

/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            BIG FOOT FINANCIAL CORP.
                            ------------------------
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       _________________________________________________________________________
    2) Aggregate number of securities to which transaction applies:

       _________________________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):


       _________________________________________________________________________
    4) Proposed maximum aggregate value of transaction:


       _________________________________________________________________________
    5) Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:


       _________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:


       _________________________________________________________________________
    3) Filing Party:


       _________________________________________________________________________
    4) Date Filed:

                    [Letterhead of Big Foot Financial Corp.]








                                        September 10, 1998


Dear Shareholder:

         You are cordially invited to attend the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Big Foot Financial Corp. (the "Company"), the holding company for Fairfield Savings Bank, F.S.B. (the "Bank"), Long Grove, Illinois, which will be held on October 20, 1998 at the Holiday Inn Mundelein, located at 510 East Route 83, Mundelein, Illinois 60060 at 3:00 p.m., Central Time.

         The attached Notice of the 1998 Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of KPMG Peat Marwick LLP, the accounting firm appointed by the Board of Directors to be the Company's independent auditors for the fiscal year ending June 30, 1999, will be present at the Annual Meeting to respond to appropriate questions.

         The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Annual Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE ANNUAL MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF THE COMPANY.

         On behalf of the Board of Directors and the employees of the Company and the Bank, we thank you for your continued support and appreciate your interest.


                                        Sincerely yours,



                                        /s/ George M. Briody
                                        ----------------------------------------
                                        George M. Briody
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            BIG FOOT FINANCIAL CORP.
                          OLD MCHENRY ROAD AND ROUTE 83
                           LONG GROVE, ILLINOIS 60047
                                 (847) 634-2100

                NOTICE OF THE 1998 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 20, 1998

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders of Big Foot Financial Corp. (the "Company") will be held on October 20, 1998 at the Holiday Inn Mundelein, located at 510 East Route 83, Mundelein, Illinois 60060, at 3:00 p.m., Central Time, to consider and vote upon the following matters:

         1. Election of two candidates to the Board of Directors, each to serve for a term of three years;

         2. Ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending June 30, 1999; and

         3. Such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Company is not aware of any other business that may properly come before the Annual Meeting.

         The Board of Directors has fixed September 4, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

                                        By Order of the Board of Directors,


                                        /s/ Barbara J. Urban
                                        --------------------
                                        Barbara J. Urban
                                        SECRETARY

Long Grove, Illinois
September 10, 1998


--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                            BIG FOOT FINANCIAL CORP.

                             PROXY STATEMENT FOR THE
                       1998 ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 20, 1998


                               GENERAL INFORMATION

GENERAL

         This Proxy Statement and accompanying proxy card are being furnished to the shareholders of Big Foot Financial Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the shares of the Company's issued and outstanding common stock, par value $.01 per share (the "Common Stock"), as of the close of business on September 4, 1998 (the "Record Date"), for use at the 1998 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on October 20, 1998 at the Holiday Inn Mundelein, located at 510 East Route 83, Mundelein, Illinois 60060, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof. This Proxy Statement, together with the enclosed proxy card, is first being mailed to shareholders on or about September 10, 1998.

         On December 19, 1996, the Company became the holding company for Fairfield Savings Bank, F.S.B. (the "Bank") upon completion of the conversion of the Bank from the mutual form of organization into the stock form of organization (the "Conversion"). The Company, an Illinois corporation, operates as a savings association holding company for its wholly-owned subsidiary, the Bank.

RECORD DATE AND VOTING RIGHTS

         The Board of Directors of the Company has fixed the close of business on September 4, 1998 as the Record Date for the determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting. On the Record Date, there were 2,493,100 shares of Common Stock issued and outstanding.

         Each holder of shares of Common Stock outstanding at the close of business on the Record Date will be entitled to one vote for each share held of record (other than Excess Common Stock as defined below) at the Annual Meeting and at any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of at least a majority of the total number of votes eligible to be cast in the election of directors generally by the holders of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum thereat.

         The Articles of Incorporation of the Company provide that if any person beneficially owns, directly or indirectly, shares of Common Stock in excess of 10% of the then outstanding shares of Common Stock, all such shares beneficially owned by such person in excess of the 10% threshold shall be automatically converted into shares of Excess Common Stock. Shares of Excess Common Stock are identical to shares of Common Stock except that they are permitted only one one-hundredth (1/100) of a vote per share. Beneficial ownership of shares includes shares beneficially owned by such person or any of his or her affiliates, shares which such person or his or her affiliates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates have or share investment or voting power, but shall not include shares beneficially owned by the Company's Employee Stock Ownership Plan (the "ESOP") or shares that are subject to a revocable proxy and that are not otherwise beneficially owned or deemed by the Company to be beneficially owned by such person and his or her affiliates. The Articles of Incorporation further provide that this provision may be amended only upon the approval of the Board of Directors or the vote of two-thirds of the votes eligible to be cast by holders of all outstanding shares of voting stock (after giving effect to the limitation on voting rights).

The Company's Articles of Incorporation authorize and impose a duty on the Board of Directors, by action of a majority, to interpret all of the terms and provisions of the Articles of Incorporation governing Excess Common Stock and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with the Articles of Incorporation, including, without limitation, (i) the number of shares of Common Stock beneficially owned by any person or purported owner; (ii) whether a person or purported owner is an affiliate or associate of any other person or purported owner; or (iii) any other matter relating to the applicability or effect of the Articles of Incorporation.

         All properly executed proxies received by the Company will be voted in accordance with the instructions indicated thereon. IF NO INSTRUCTIONS ARE GIVEN, EXECUTED PROXIES WILL BE VOTED FOR ELECTION OF EACH OF THE TWO NOMINEES FOR DIRECTOR, AND FOR THE OTHER PROPOSAL IDENTIFIED IN THE NOTICE OF THE 1998 ANNUAL MEETING OF SHAREHOLDERS. Management is not aware of any matters other than those set forth in the Notice of the 1998 Annual Meeting of Shareholders that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.

VOTE REQUIRED

         The vote required for each proposal is set forth in the discussion of such proposal under the caption "--Vote Required."

REVOCABILITY OF PROXIES

         A proxy may be revoked at any time before it is voted by filing with the Secretary of the Company a duly executed instrument revoking the proxy or by submitting a duly executed proxy bearing a later date. A proxy may also be revoked by attending and voting at the Annual Meeting or any adjournment or postponement thereof, if a written revocation is filed with the Secretary of the Annual Meeting prior to the voting of such proxy.

         IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR SHAREHOLDER OF RECORD TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

SOLICITATION OF PROXIES

         The Company will bear the costs of soliciting proxies from its shareholders. In addition to the use of mail, proxies may be solicited by officers, directors or employees of the Company and the Bank, by telephone or through other forms of communication. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith. In addition, the Company has retained Morrow & Co. to assist in the solicitation of proxies, which firm will be paid a fee of $3,000, plus expenses.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF THE COMPANY

         The following table sets forth, as of July 31, 1998, certain information as to Common Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of Common Stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding shares of Common Stock as of July 31, 1998. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission (the "SEC") and with the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of Common Stock (1) over which such person has or shares, directly or indirectly, voting or investment power, or (2) of which such person has the right to acquire beneficial ownership at any time within 60 days after July 31, 1998. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of such shares.


                                                                                                        PERCENT OF
                                                                              AMOUNT AND                  COMMON
                                      NAME AND ADDRESS OF                     NATURE OF                    STOCK
      TITLE OF CLASS                   BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP         OUTSTANDING(1)
--------------------------  ---------------------------------------  ----------------------------  -----------------
Common Stock, par           Big Foot Financial Corp.                         200,715(2)                    8.0%
value $.01 per share        Employee Stock Ownership
                            Plan Trust
                            Old McHenry Road and Route 83
                            Long Grove, Illinois 60047

--------------
(1) The total number of shares of Common Stock outstanding on July 31, 1998 was 2,152,750 shares.
(2) The ESOP is administered by a Plan Administrator, who is an employee of the Company appointed by the Board of Directors. The ESOP's assets are held in a trust (the "ESOP Trust"), for which First Bankers Trust Company, N.A. serves as trustee (the "Trustee"). Under the terms of the ESOP, the Trustee votes the shares held by the ESOP Trust based upon directions received from the participants in the ESOP. As of June 30, 1998, 30,153 shares had been allocated to participants, and 170,867 were unallocated. Under the terms of the ESOP, each participant may direct the voting of the shares allocated to such participant. The remaining unallocated shares are voted in the same manner and proportion as the shares allocated, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information with respect to the shares of Common Stock beneficially owned by each Director of the Company, by each Named Executive Officer of the Company identified in the Summary Compensation Table included elsewhere herein and all directors and executive officers of the Company as a group, as of July 31, 1998. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock indicated.


                                                                              AMOUNT AND             PERCENT OF
                                                                               NATURE OF               COMMON
                                                                              BENEFICIAL               STOCK
NAME                                            TITLE (1)                OWNERSHIP(2)(3)(4)(5)     OUTSTANDING(6)
----                                            ---------                ---------------------     --------------
George M. Briody (7)                President and Director                      64,617                   2.6%
F. Gregory Opelka (8)               Executive Vice President                    49,840                   2.0%
                                    and Director
Maurice F. Leahy (9)                Director                                    11,030                      *
Eugene W. Pilawski (10)             Director                                    26,680                   1.1%
Joseph J. Nimrod (11)               Director                                    39,830                   1.6%
Walter E. Powers, M.D. (12)         Director                                    16,093                      *
William B. O'Connell (13)           Director                                    21,030                      *
Timothy L. McCue (14)               Vice President and Chief
                                    Financial Officer                           40,051                   1.6%
All directors and executive
officers as a group
(11 persons)(15)                                                               562,547                  21.9%

----------------
*       Less than 1.0% of outstanding Common Stock.

(1)     Titles are for both the Company and the Bank.

(2) See "Principal Shareholders of the Company" for a definition of "beneficial ownership."

(3) Includes restricted stock awards of 4,020 shares of Common Stock made to each of Messrs. Leahy, Pilawski, Nimrod, Powers and O'Connell under the Big Foot Financial Corp. 1997 Recognition and Retention Plan (the "RRP"). Also includes restricted stock awards of 19,235, 15,735 and 15,224 shares of Common Stock made to Messrs. Briody, Opelka and McCue, respectively, under the RRP. Each recipient of an RRP restricted share award has sole voting power but no investment power over the shares of Common Stock covered by the award.

(4) The figures shown above include shares held in trust pursuant to the ESOP that have been allocated to individual accounts as follows: Mr. Briody, 3,209 shares; Mr. Opelka, 2,015 shares; Mr. McCue, 1,753 shares; and all directors and executive officers as a group, 10,457 shares. Such persons have voting power (subject to the legal duties of the ESOP Trustee) but no investment power, except in limited circumstances, over such shares.

(5) Includes 2,010 shares of Common Stock which may be acquired by each of Messrs. Leahy, Pilawski, Nimrod, Powers and O'Connell pursuant to options granted to each outside director under the Big Foot Financial Corp. 1997 Stock Option Plan (the "Stock Option Plan"). The figures above also include 11,056, 7,539 and 7,538 shares of Common Stock which may be acquired by Messrs. Briody, Opelka and McCue, respectively, under the Stock Option Plan.

(6) Percentages with respect to each person or group of persons have been calculated on the basis of 2,512,750 shares of Common Stock, the total number of shares of the Company's Common Stock outstanding as of July 31, 1998, plus the number of shares of Common Stock which such person or group has the right to acquire within 60 days after July 31, 1998, by the exercise of stock options.

(7) Includes 5,990 shares held in the Fairfield Savings Bank Profit Sharing and Savings Plan ("401(k) Plan") and 1,255 held by Mr. Briody's spouse. Mr. Briody disclaims beneficial ownership of the 1,255 shares held by his spouse.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(8) Includes 6,000 shares held by Mr. Opelka's spouse and 3,551 shares held by his son. Mr. Opelka disclaims beneficial ownership of the shares held by his spouse and son.

(9)     Includes 683 shares held by Mr. Leahy's spouse.

(10) Includes 5,650 shares held by Mr. Pilawski's spouse. Mr. Pilawski disclaims beneficial ownership of the 5,650 shares held by his spouse.

(11) Includes 9,500 shares held by a corporation of which Mr. Nimrod is a controlling shareholder and 3,750 shares held by his spouse. Mr. Nimrod disclaims beneficial ownership of the 3,750 shares held by his spouse.

(12) Include 2,899 shares held by Dr. Powers' spouse. Dr. Powers disclaims beneficial ownership of the 2,899 shares held by his spouse.

(13) Includes 15,000 shares held jointly with Mr. O'Connell's spouse as to which Mr. O'Connell has shared voting power.

(14) Includes 14,400 shares held in the 401(k) Plan and 536 shares held by Mr. McCue's spouse. Mr. McCue disclaims beneficial ownership of the 536 shares held by his spouse.

(15) The amount of shares for all executive officers and directors as a group includes 170,867 shares held by the ESOP Trust, over which certain directors and executive officers may be deemed to have shared investment power, that have not yet been allocated to the individual accounts of the participants as of July 31, 1998. The individual participants in the ESOP have shared voting power with the ESOP Trustee. The amount of shares for all executive officers and directors as a group also includes 59,611 shares held by the RRP trust, over which certain executive officers may be deemed to have shared investment power.



        -----------------------------------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        -----------------------------------------------------------------


GENERAL

         The Articles of Incorporation and Bylaws of the Company provide for the election of directors by the shareholders. For this purpose, the Board of Directors of the Company is divided into three classes with respect to term of office, each class to contain, as near as may be possible, one-third of the entire number of the Board, with the terms of office of one class expiring at each annual meeting. At each annual meeting of shareholders, the successors to the class of directors (other than directors elected by holders of shares of one or more series of Preferred Stock, of which there currently are none) whose term expires at that time shall be elected by the shareholders to serve for a term of three years. There are currently seven directors of the Company.

         The terms of two directors expire at the Annual Meeting. The Board of Directors has nominated the two incumbent directors, Eugene W. Pilawski and Walter E. Powers, M.D., to be re-elected at the Annual Meeting for a three-year term expiring at the annual meeting of shareholders to be held in 2001, or when their successors are otherwise duly elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serve if elected. The terms of the remaining two classes of directors expire at the annual meetings of shareholders to be held in 1999 and 2000, or when their successors are otherwise duly elected and qualified.

         In the event that any nominee for election as a director at the Annual Meeting is unable or declines to serve, which the Board of Directors has no reason to expect, the persons named in the Proxy Card will vote with respect to a substitute nominee. Such substitute shall be designated by the incumbent Board of Directors by delivery to the Secretary, not fewer than five (5) days prior to the date of the Annual Meeting, of a written notice of substitution.

VOTE REQUIRED

         Directors are elected by a plurality of the votes cast by each class of shares present and entitled to vote in the election at the Annual Meeting. The holders of Common Stock may not vote their shares cumulatively for the election of directors. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR ELECTION AS DIRECTORS.
INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth certain information with respect to each nominee for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "Security Ownership of Certain Beneficial Owners and Management -- Security Ownership of Management."



                                                       POSITIONS HELD WITH             DIRECTOR              TERM
NOMINEES                              AGE(1)               THE COMPANY                 SINCE(2)            EXPIRES
--------                              ------               -----------                 --------            -------
Eugene W. Pilawski................      75       Director                                1990                2001
Walter E. Powers, M.D.............      70       Director                                1977                2001

CONTINUING DIRECTORS

Maurice F. Leahy..................      68       Director                                1978                1999
William B. O'Connell..............      75       Director                                1989                1999
George M. Briody..................      71       President, Director                     1951                2000
Joseph J. Nimrod..................      69       Director                                1978                2000
                                                 Executive Vice President,
F. Gregory Opelka.................      70       Director                                1972                2000

----------------
(1) At June 30, 1998.

(2) Includes terms as a director of Fairfield Savings Bank, F.S.B.

         The principal occupation and business experience of each nominee for election as director and each Continuing Director are set forth below. Positions held by a director or executive officer have been held for at least the past five years unless stated otherwise.

NOMINEES FOR ELECTION AS DIRECTOR

         EUGENE W. PILAWSKI joined the Bank in 1949 and serves as a director of the Bank and the Company. Now retired, he had served as Senior Vice President of the Bank from 1987 to 1992. Mr. Pilawski has also served as Vice President and Senior Loan Officer of the Bank. He was elected to the Board of Directors in September, 1990. Mr. Pilawski is a member of the Chicago Bar Association. Mr. Pilawski and Dr. Powers are brothers.

         WALTER E. POWERS, M.D. serves as a director of the Bank and the Company and has served as a director of the Bank since 1977. Dr. Powers, now retired, was a radiologist-flight surgeon for United Airlines, Inc. from 1973 to 1985. He is a member of the American Medical Association, Illinois State Medical Society, Chicago

Medical Society, American College of Radiology, Radiology Society of North America and Illinois Radiology Society. Dr. Powers and Mr. Pilawski are brothers.

CONTINUING DIRECTORS

         MAURICE F. LEAHY serves as a director of the Bank and the Company and has been a director of the Bank since 1978. Now retired, he was an account executive for P.M.P. Sales, Inc., a meat and poultry broker. Previously he owned and operated a meat and poultry retail business for more than 25 years.

         WILLIAM B. O'CONNELL serves as a director of the Bank and the Company and has served as a director of the Bank since November, 1989. Immediately prior thereto, Mr. O'Connell served as a Chairman of U.S. League Management Services, Inc. (the "League"), a coordinating organization for the special service projects of the U.S. League of Savings Institutions, Inc. He served as President of the League from 1980 to 1988.

         GEORGE M. BRIODY serves as the President and a director of the Bank and the Company. Mr. Briody has been involved in the financial institutions industry for more than 40 years and has served as President of the Bank since 1966 and as a director since 1951. He also has served as a director of the Chicago Area Council, the Illinois Savings and Loan League, the FHLB of Chicago, the U.S. League of Savings Institutions, Inc. and Electronic Funds Transfer Corporations I and II. Mr. Briody is currently a member of the Central Savings and Loan Group. He is also a member of the Illinois and Chicago Bar Associations. He is a past president of the Central Savings and Loan Group and the Illinois Savings and Loan League. Mr. Briody and Mr. Opelka are brothers-in-law.

         JOSEPH J. NIMROD serves as a director of the Bank and the Company and has been a director of the Bank since 1978. Mr. Nimrod is the owner of Joseph Nimrod Decorating Inc., a painting and paperhanging business. He also served as a former officer and a director of the Painters and Decorators Contractors Association and is Chairman of the Washburn Apprentice School of Painting. Mr. Nimrod also serves as a trustee of the Painting Industry Fund.

         F. GREGORY OPELKA serves as the Executive Vice President and a director of the Bank and the Company. Mr. Opelka joined the Bank in 1954 and has served as a director since 1972. He is a member of the Appraisal Institute and holds Member, Senior Real Estate Analyst, and Senior Residential Appraiser designations. He is currently a director of the Market Data Center and an appraisal consultant authoring "Appraisal Report," a quarterly article for the America's Community Banker's member magazine. Mr. Opelka and Mr. Briody are brothers-in-law.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS OF THE COMPANY AND THE BANK

         The Board of Directors meets on a monthly basis and may have additional special meetings from time to time. During the fiscal year ended June 30, 1998, the Board of Directors of the Bank met 12 times and the Company's Board of Directors met nine times. No current director attended fewer than 75% of the total number of Board meetings and committee meetings of which such director was a member.

         The Company and the Bank have established the following committees of each of their respective Boards of Directors:

         The MANAGEMENT SALARY COMPENSATION COMMITTEE of both the Company and the Bank consists of Messrs. Powers, Leahy and Nimrod. The committee reviews and makes recommendations to their respective Board of Directors regarding the compensation of executive officers of the Company and the Bank.

         The AUDIT COMMITTEE of both the Company and the Bank consists of Messrs. Nimrod and Powers. The Audit Committee meets periodically with the Company's independent certified public accountants in connection with the Company's annual financial statement audit and to review and evaluate recommendations made during the annual audit. The Audit Committee also reviews the regulatory reports of examination.

EXECUTIVE OFFICERS

         The following individuals are executive officers of the Company and hold the offices set forth below opposite their names.


          NAME                         POSITION HELD WITH THE COMPANY
          ----                         ------------------------------
          George M. Briody             President and Chief Executive Officer
          F. Gregory Opelka            Executive Vice President
          Timothy L. McCue             Vice President, Chief Financial Officer
          Robert Jones                 Vice President, Chief Savings Officer
          Michael Cahill               Vice President, Controller
          Jerome A. Maher              Vice President, Chief Lending Officer

         The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board of Directors. The Company has entered into Employment Agreements with certain of its executive officers which set forth the terms of their employment. See "--Employment Agreements."

         Biographical information of executive officers of the Company or the Bank who are not directors is set forth below.

         TIMOTHY L. MCCUE, age 53, has served as the Bank's Vice President, Chief Financial Officer since December 1984. He is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society. Mr. McCue served as the Regional District Director for Financial Managers Society.

         ROBERT JONES, age 55, has served as the Bank's Vice President, Chief Savings Officer since April 1987.

         MICHAEL CAHILL, age 44, has served as Vice President, Controller of the Bank since 1986.

         JEROME A. MAHER, age 63, joined the Bank in June, 1996 and has served as Vice President, Chief Lending Officer since February, 1997. Mr. Maher served as Vice President and director of Covenant Mortgage Corporation from March 1994 to June 1996 and as a Senior Vice President of Hanover Capital Mortgage Corporation from July 1993 to February 1994. Prior to that, Mr. Maher was an Executive Vice President and director of Labe Federal Savings and Loan Association.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

MANAGEMENT SALARY COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         THE FOLLOWING REPORT OF THE COMPANY'S MANAGEMENT SALARY COMPENSATION COMMITTEE IS PROVIDED IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE SEC. PURSUANT TO SUCH RULES AND REGULATIONS, THIS REPORT SHALL NOT BE DEEMED "SOLICITING MATERIAL," FILED WITH THE SEC, SUBJECT TO REGULATION 14A OR 14C OF THE SEC OR SUBJECT TO THE LIABILITIES OF SECTION 18 OF THE EXCHANGE ACT.

         Big Foot Financial, Corp. was formed in 1996 for the purpose of becoming the holding company for Fairfield Savings Bank, F.S.B. in a stock conversion that took effect in December 1996. For the fiscal year ended June 30, 1998, substantially all of the business of the Company was conducted through the Bank. During such fiscal year, the Company's Chief Executive Officer and other executive officers served as the Chief Executive Officer and executive officers, respectively, of the Bank and performed substantially all of their services in connection with the management and operation of the Bank. As a result, substantially all compensation of the Chief Executive Officer and all other executive officers for such period was paid by the Bank and determined by the Board of Directors of the Bank on the recommendation of its Management Salary Compensation Committee (the "Bank Management Salary Compensation Committee"). The Board of Directors of the Bank accepted without modification all of the Bank Management Salary Compensation Committee's recommendations on executive compensation for the fiscal year ended June 30, 1998. The Composition of the Bank Management Salary Compensation Committee is the same as that of the Company's Management Salary Compensation Committee.

         It is the Company's policy to cause its executive officers to be compensated, either directly or through its affiliates, using a combination of cash compensation (consisting of base salary and discretionary cash bonuses) and fringe benefit plans. These elements are intended to provide an overall compensation package that is commensurate with the Company's financial resources, that is appropriate to assure the retention of experienced management personnel and align their financial interests with those of the Company's shareholders, and that is responsive to the immediate and long-term needs of executive officers and their families. The compensation practices of other savings and community banks in the geographic area are considered, using information obtained through trade groups and commercial salary surveys, in establishing the overall level of compensation and the components of the compensation package; although salaries are not determined by formula, it has been a general goal to set salaries at levels designed to achieve a ranking at or around the average for thrift institutions of similar asset size operating in urban areas in the Midwest.

         For the fiscal year ended June 30, 1998, base salaries of all executive officers were set at levels determined, in the subjective judgment of the Bank Management Salary Compensation Committee, to be commensurate with the executive officers' customary respective duties and responsibilities and to enable them to maintain appropriate standards of living within their communities. Annual salary rates were increased by an average of approximately 6.5% over the prior year's salary rates. Fringe benefit plans, consisting of a pension plan, a profit sharing 401(k) plan providing for employer matching contributions and group insurance coverage, are designed to provide for the health and welfare of the executives and their families as well as for their long-term financial needs. In addition, the Company maintains an ESOP and all executive officers participated in this program for the fiscal year ended June 30, 1998 and received allocations of Common Stock for this past fiscal year. Each executive officer has an individual account within the ESOP Trust which is invested in shares of Common Stock with the result that a portion of each executive officer's long-term retirement savings is tied to the performance of the Bank and the Company. Concurrently with the establishment of the ESOP, the Bank discontinued its prior practice of making profit-sharing contributions to participants in the 401(k) plan, since annual allocations under the ESOP serve the same function as the Bank's profit-sharing contributions.

         The determination of the Chief Executive Officer's compensation for the fiscal year ended June 30, 1998 was based on the same general principles applied to other executive officers and resulted in a 4.2% salary increase, with no cash incentive payment.

         The Bank Management Salary Compensation Committee recognizes that successfully managing and operating a public company entails additional ongoing duties and responsibilities for each executive officer. However, no additional cash compensation has been awarded on this basis. It is the Bank Management Salary Compensation Committee's current judgment that compensation for such duties should take the form of stock-based compensation under the Company's stock benefit plans which encourage and reward performance that enhances shareholder value. In this connection, the Company, with the approval of shareholders, implemented its 1997 Stock Option Plan on June 24, 1997 and its 1997 Recognition and Retention Plan on December 22, 1997. These important stock-based incentive compensation plans assist the Bank and the Company in attracting and retaining senior executive personnel of outstanding caliber who will contribute to the Company's success.


                                               MANAGEMENT SALARY COMPENSATION
                                               COMMITTEE OF BIG FOOT  FINANCIAL
                                               CORP.


                                               JOSEPH J. NIMROD, CHAIRMAN
                                               MAURICE F. LEAHY, MEMBER
                                               WALTER E. POWERS, MEMBER



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended June 30, 1998, the Management Salary Compensation Committee consisted of Messrs. Powers, Leahy and Nimrod. During the 1998 fiscal year there were no interlocks, as defined under the rules and regulations of the SEC, between members of the Management Salary Compensation Committee or executive officers of the Company and corporations with respect to which such persons are affiliated, or otherwise.

PERFORMANCE GRAPH

         The following graph compares the Company's total cumulative shareholder return from December 19, 1996, the date of the Company's initial public offering, to June 30, 1998, to the total return for the Nasdaq Stock
Market (U.S.) and the total return for the Nasdaq Bank Index.




                 Comparison of 18 Month Cumulative Total Return
                        Among Big Foot Financial Corp.,
                      The Nasdaq Stock Market (U.S.) Index
                           and the Nasdaq Bank Index

                               [Performace Graph}



----------------------------------------------------------------------------------------------------------------

                       12/20/96     12/31/96     3/31/97     6/30/97  9/30/97      12/31/97   3/31/98    6/30/98
                       --------     --------     -------     -------  -------      --------   -------    -------
Big Foot Financial
   Corp.               $  100      $   130       $ 141       $  161   $ 174        $  210     $ 210      $ 180
Nasdaq Stock
   Market (U.S.)          100          100          94          112     131           123       143        148
Nasdaq Bank Index         100          101         108          126     148           168       178        175


                   Assumes $100 Invested on December 20, 1996.
                          Assumes dividends reinvested.

--------------------------------------------------------------------------------


THERE CAN BE NO ASSURANCE THAT STOCK PERFORMANCE WILL CONTINUE INTO THE FUTURE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH ABOVE.

DIRECTORS' COMPENSATION

          FEE ARRANGEMENTS. Currently, each director of the Bank receives a monthly fee of $1,100. The aggregate amount of fees paid to such directors by the Bank for the fiscal year ended June 30, 1998 was approximately $91,000. No additional fees are paid for attendance at board committee meetings and directors of both the Company and the Bank are not separately compensated for their services on the Board of the Company. Directors have also been granted stock options under the Company's 1997 Stock Option Plan ("Stock Option Plan") and restricted stock awards, under the Company's 1997 Recognition and Retention Plan ("RRP"). For descriptions of the Stock Option Plan and RRP and awards granted under such plans, see "--Benefits -- Stock Option Plan" and "-- Benefits -- Recognition and Retention Plan."

EXECUTIVE COMPENSATION

          COMPENSATION DECISIONS. Substantially all of the compensation of the officers of the Bank is paid by the Bank. Decisions regarding executive compensation are made by the Bank's Board of Directors based on recommendations of the Management Salary Compensation Committee, the membership of which excludes those directors employed by the Bank. Under this structure, no interlocks exist between members of the Management Salary Compensation Committee and employees of the Bank.

          CASH COMPENSATION. The following table sets forth the cash compensation paid by the Bank for services rendered in all capacities during the fiscal year ended June 30, 1998, to the Chief Executive Officer and all executive officers of the Bank who received compensation in excess of $100,000 (the "Named Executive Officers").

                                            SUMMARY COMPENSATION TABLE


                                                                                          LONG TERM COMPENSATION
                                                                                          ----------------------
                                            ANNUAL COMPENSATION(1)(2)                AWARDS          PAYOUTS
                                            -------------------------         --------------------   -------

                                                                 OTHER        RESTRICTED
                                                                ANNUAL           STOCK                LTIP       ALL OTHER
   NAME AND PRINCIPAL                                        COMPENSATION       AWARDS     OPTIONS   PAYOUTS   COMPENSATION
        POSITIONS            YEAR     SALARY($)  BONUS($)       ($)(3)          ($)((4)      (#)       ($)        ($)(5)
        ---------            ----     ---------  --------       ------          -------      ---       ---        ------
George M. Briody,
  President..............    1998     $167,340  $15,548           --            $37,018      --         --       $39,557
                             1997     $147,840  $14,888           --               --      55,280       --       $25,384
                             1996     $157,180  $14,550           --               --        --         --       $14,907

F. Gregory Opelka,
Executive Vice
  President..............    1998    $111,745  $10,095            --            $30,280      --         --       $25,101
                             1997    $ 97,850  $ 9,485            --               --      37,693       --       $16,153
                             1996    $103,145  $ 9,240            --               --        --         --       $ 9,376

Timothy L McCue, Vice
   President and Chief
   Financial Officer.....    1998    $ 99,784  $ 8,941            --            $30,280      --         --       $21,789
                             1997    $ 87,276  $ 8,351            --               --      37,691       --       $14,136
                             1996    $ 91,810  $ 8,130            --               --        --         --       $ 8,220

-------------------
(1) Under Annual Compensation, the column titled "Salary" includes base salary, director's and/or management's fees and payroll deductions for health insurance under the Bank's health insurance plan for the 11 months ended June 30, 1997, and the fiscal years ended June 30, 1998 and July 31, 1996.

(2) Figures for the fiscal year ended June 30, 1997 represent amounts paid for the period of 11 months coinciding with the short fiscal year.

(3) For fiscal 1998, there were no: (a) perquisites with an aggregate value for any named individual in excess of the lesser of $50,000 or 10% of the total of the individual's salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; or (d) preferential discounts on stock.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(4) Pursuant to the RRP, Mr. Briody, Mr Opelka and Mr. McCue were awarded 19,235, 15,735 and 15,735 shares of restricted stock, respectively as of December 22, 1997, which vest at a rate of 10% on June 30, 1998; 20% on June 30, 1999, 2000, 2001 and 2002; and 10% on January 1, 2003.
         Dividends attributable to such shares are held in the trust fund of the RRP and are distributed as soon as it is administratively feasible. The dollar amounts shown in the table for 1998 are based on the fair market value of a share of Common Stock on December 22, 1997, which was $19.25. The aggregate fair market value of the restricted stock awards made to Messrs. Briody, Opelka and McCue were $34,614, $28,314 and $28,314, respectively, on June 30, 1998, based on a closing price of $18.00 per share. During the fiscal years ended June 30, 1997, and July 31, 1996, neither the Bank nor the Company maintained any restricted stock plans. In the case of death, disability, retirement while in service and after attaining normal retirement age under any applicable tax-qualified retirement plan or prior to the effective date of any change in control of the Company, all restricted stock awards become immediately vested.

(5) Includes (a) employer contributions to the 401(k) Plan for 1998, 1997 and 1996 as follows: Mr. Briody, $1,685, $7,566 and $14,907; Mr.
         Opelka, $1,485, $4,817 and $9,376; and Mr. McCue, $1,305, $4,219 and
         $8,220; and (b) allocations of Common Stock under the ESOP (valued using a price per share of $18.00 and $16.125, the closing sales price for shares of Common Stock on The Nasdaq Stock Market on June 30, 1998 and 1997, respectively) for 1998 and 1997 as follows: Mr. Briody, $37,872 and $17,818; Mr. Opelka, $23,616 and $11,336; and Mr. McCue,
         $20,484 and $9,917. No allocations were made under the ESOP for the fiscal year ended July 31, 1996.


EMPLOYMENT AGREEMENTS

         Effective December 19, 1996, the Company and the Bank entered into Employment Agreements with each of Messrs. Briody, Opelka, McCue, Jones, and Cahill (the "Senior Executives"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the Senior Executives.

         The Employment Agreements provide for three-year terms. The Bank's Employment Agreements provide that, commencing on the first anniversary date and continuing on each anniversary date thereafter, the Board of Directors may, with the Senior Executive's concurrence, extend the Employment Agreements for an additional year, so that the remaining terms shall be three years, after conducting a performance evaluation of the Senior Executive. The Company's Employment Agreements provide for automatic daily extensions such that the remaining terms of the Employment Agreements shall be three years unless written notice of non-renewal is given by the Board of Directors or the Senior Executive. The Employment Agreements provide that the Senior Executive's base salary will be reviewed annually. This review will be performed by the Management Salary Compensation Committee, and the Senior Executive's base salary may be increased on the basis of such officer's job performance and the overall performance of the Bank. The Employment Agreements also provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Bank or Company and each Senior Executive. The Employment Agreements provide for termination by the Bank or the Company at any time for cause as defined in the Employment Agreements.

         In the event the Bank or the Company chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from the Bank and the Company for the reasons specified in the Employment Agreements, the Senior Executive would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining cash compensation due to the Senior Executive and the additional contributions or benefits that would have been earned under any employee benefit plans of the Bank or the Company during the remaining terms of the Employment Agreements and payments that would have been made under any incentive compensation plan during the remaining terms of the Employment Agreements. The Bank and the Company would also continue the Senior Executive's life, health and any disability insurance or other benefit plan coverage for specified periods. Reasons specified as grounds for resignation for purposes of the Employment Agreements are: failure to elect or re-elect the Senior Executive to such officer's offices; failure to vest in the Senior Executive the functions, duties or authority associated with such offices; any material breach of contract by the Bank or the Company which is not cured within 30 days after written notice thereof; and, following a Change of Control (as defined in the Employment Agreements), demotion, loss of title, office or significant authority or responsibility, any reduction in any element of compensation or benefits, any adverse change of location of the principal place of employment or working conditions. In general, for purposes of the Employment Agreements and the plans maintained by the Company or the Bank, a "change of control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security of the Company or the Bank, upon shareholder approval of a merger or consolidation or a change of the majority of the Board of Directors of the Company or the Bank or upon liquidation or sale of substantially all the assets of the Company or the Bank.

         Payments to the Senior Executives under the Bank's Employment Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's Employment Agreements would be made by the Company. To the extent that payments under the Company's Employment Agreements and the Bank's Employment Agreements are duplicative, payments due under the Company's Employment Agreements would be offset by amounts actually paid by the Bank. Senior Executives would be entitled to reimbursement of certain costs incurred in interpreting or enforcing the Employment Agreements.

         Cash and benefits paid to a Senior Executive under the Employment Agreements, together with payments under other benefit plans following a "change of control" of the Bank or the Company, may constitute an "excess parachute" payment under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. The Company's Employment Agreements include a provision indemnifying each Senior Executive on an after-tax basis for any "golden parachute" excise taxes.

BENEFITS

         PENSION PLAN. The Bank maintains the Fairfield Savings Bank Retirement Plan, a non-contributory, tax-qualified defined benefit pension plan (the "Pension Plan") for eligible employees. All employees with more than 1,000 hours of service per year, except leased employees, who have attained age 21 and completed one year of service are eligible to participate in the Pension Plan. The Pension Plan provides a benefit for each participant, including executive officers named in the Summary Compensation Table above. The benefit is equal to an amount (A) minus (B) where (A) is an amount equal to (i) 2% of the participant's final average compensation multiplied by the participant's projected benefit service, reduced by (ii) the participant's social security offset allowance, and such result multiplied by (iii) a fraction, the numerator of which equals the participant's benefit service and the denominator of which is the participant's projected benefit service, and (B) is the amount to which the participant is entitled under the Fairfield Savings and Loan Association Pension Plan (the predecessor of the Pension Plan). A participant's social security offset allowance shall equal 0.6% multiplied by the participant's years of projected benefit service not in excess of 35 years, multiplied by the lesser of the participant's (i) final average offset compensation or (ii) covered compensation, divided by twelve.

         Final average offset compensation is the monthly average of a participant's compensation over sixty (60) consecutive months of employment out of the participant's last 120 month period of employment during which the participant's compensation is the highest. A participant is fully vested in his or her pension after five years of service. The Pension Plan is funded by the Bank on an actuarial basis, and all assets are held in trust by the Pension Plan trustee.

         The following table illustrates the annual benefit payable upon normal retirement at age 65 in the normal form of benefit under the Pension Plan (a straight life annuity) at various levels of annual compensation (12 times final average offset compensation) and years of service under the Pension Plan. The amounts in the table are subject to a social security benefit offset allowance and further reduction by the amount to which a participant is entitled under the Fairfield Savings and Loan Association Pension Plan, a predecessor qualified plan.


                                                         YEARS OF CREDITED SERVICE
ANNUAL AVERAGE                                           -------------------------
 COMPENSATION                      15              20                 25                 30                35
 ------------                      --              --                 --                 --                --
  $125,000                    $  37,500       $  50,000         $   62,500          $  75,000         $  87,500
   150,000(1)                    45,000          60,000             75,000             90,000           105,000
   175,000(1)                    52,500          70,000             87,500            105,000           122,500(2)
   200,000(1)                    60,000          80,000            100,000            120,000(2)        140,000(2)

-----------------

(1) For the Pension Plan year ended July 31, 1998, the annual compensation for calculating benefits may not exceed $150,000 (as adjusted for subsequent years pursuant to Code provisions).

(2) For the Pension Plan year ended July 31, 1998, the maximum annual benefit under the Pension Plan may not exceed $120,000. The maximum annual benefit will be adjusted in subsequent years pursuant to Code provisions. The Company does not maintain a supplemental plan to make up for benefits that would be paid under the Pension Plan formula in the absence of the limitations under the Code.

         The following table sets forth the years of credited service and the final average compensation (monthly average of a participant's compensation over sixty (60) consecutive months of employment out of the participant's last 120 month period of employment during which the participant's compensation is the highest) determined as of June 30, 1998, the end of the 1998 plan year, for each of the individuals named in the Summary Compensation Table.



                                    YEARS OF CREDITED SERVICE
                                    -------------------------                  FINAL AVERAGE
                                     YEARS            MONTHS                   COMPENSATION
                                     -----            ------                   ------------
Mr. Briody                            48                0                        $144,952
Mr. Opelka                            43                7                          92,404
Mr. McCue                             13                6                          81,251

         401(K) PLAN. The Bank maintains a 401(k) Plan, which permits salaried employees with at least one year of service to make pre-tax salary deferrals under section 401(k) of the Code and after-tax contributions under section 401(a) of the Code. Salary deferrals are made by election and are limited to 15% of compensation up to $160,000 (for 1998), or to a limit imposed under the Code ($9,500 for fiscal 1998). The Bank makes matching contributions equal to 25% of the amount of pre-tax salary deferrals, up to 6% of salary. The 401(k) Plan also provides for discretionary contributions as the Bank may determine. For plan years beginning prior to August 1, 1996, the 401(k) Plan required the Bank to contribute annually an amount equal to 2% of the base annual salary of participants. Employer contributions, other than matching contributions, were discontinued on a prospective basis in connection with the implementation of the ESOP described herein.

         The 401(k) Plan permits participating employees to invest all or any part of their account balances in the Company's Common Stock. Common Stock held by the 401(k) Plan may be newly issued or treasury shares acquired from the Company or outstanding shares purchased in the open market or in privately negotiated transactions. All Common Stock held by the 401(k) Plan is held by an independent trustee and allocated to the accounts of individual participants. Participants control the exercise of voting and tender rights relating to the Common Stock held in their accounts.

         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Company has established, and the Bank has adopted for the benefit of eligible employees, an ESOP and related trust which became effective December 19, 1996. Substantially all employees of the Bank or the Company who have attained age 21 and have completed one year of service may be eligible to become participants in the ESOP. The ESOP purchased eight percent (8%) of the

Common Stock issued in the Conversion. Although contributions to the ESOP are discretionary, the Company and the Bank intend to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. This loan is for a term of 10 years, with interest at the rate of 8% per annum and level annual payments of principal plus accrued interest, designed to amortize the loan over its term. The loan also permits optional prepayments. The Company and the Bank may make additional annual contributions to the ESOP to the maximum extent deductible for federal income tax purposes.

         Shares purchased by the ESOP are initially pledged as collateral for the loan and will be held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will be allocated among the accounts of participants on the basis of the participants' base taxable salary for the year of allocation. Benefits generally become vested at the rate of 20% per year beginning on completion of a participant's third year of service with 100% vesting after seven years of service (including past service). Participants also become immediately vested upon termination of employment due to death, retirement at age 65 or older, permanent disability or upon the occurrence of a change of control. Forfeitures of unvested amounts will be reallocated among remaining participating employees in the same proportion as contributions.

         In connection with the establishment of the ESOP, a Plan Administrator was appointed to administer the ESOP (the "Plan Administrator"). The Plan Administrator may instruct the ESOP Trustee regarding investment of funds contributed to the ESOP. The ESOP Trustee, subject to their fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of ERISA.

         The ESOP may purchase additional shares of Common Stock in the future, in the open market or otherwise, and may do so either on a leveraged basis with borrowed funds or with cash dividends, periodic employer contributions or other cash flow. Whether such purchases will be made and the terms and conditions of any such purchases will be determined by the ESOP's fiduciaries taking into account such factors as they consider relevant at the time, including their judgment as to the attractiveness of the Common Stock as an investment, the price at which Common Stock may be purchased and, in the case of leveraged purchases, the terms and conditions on which borrowed funds are available and the willingness of the Company or the Bank to offer purchase money financing or guarantee purchase money financing offered by third parties.

         STOCK OPTION PLAN. The Stock Option Plan was adopted by the Board of Directors of the Company and approved by the Company's shareholders at a special meeting of the shareholders on June 24, 1997. The purpose of the Stock Option Plan continues to be to promote the growth of the Company, the Bank and other affiliates by linking the incentive compensation for officers, key employees and directors with the profitability of the Company. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan. The Company has reserved an aggregate of 251,275 shares of Common Stock for issuance upon the exercise of stock options granted under the Stock Option Plan.

         The members of the Board's Compensation Committee who are disinterested directors ("Option Committee") administer the Stock Option Plan. In general, both "incentive stock options" and non-qualified stock options to purchase the Company's Common Stock ("Options") may be granted to eligible officers, employees and outside directors, subject the restrictions of the Code. The Option Committee has discretion under the Stock Option Plan to establish certain material terms of the Options granted to officers and employees provided such grants are made in accordance with the Plan's requirements. All Options granted to outside directors are by automatic formula grant and the Option Committee has no discretion over the material terms of these grants. As of the effective date of the Stock Option Plan, each outside director of the Company was granted a non-qualified stock option to purchase an aggregate of 10,051 shares of Common Stock at an exercise price of $15.625 per share.

         All stock options granted under the Plan generally vest in 20% increments over a five year period, subject to full vesting upon the optionee's death, disability, retirement or upon a change in control of the Company, as defined in the Stock Option Plan, beginning June 24, 1998. The Company believes the use of a vesting schedule will encourage each Option recipient to remain in the service of the Company (or an affiliate) and contribute to its profitability in order to enjoy the full economic benefit of the Option. The Company has reserved the right to amend or terminate the Plan, in whole or in part, subject to the requirements of all applicable laws.

         The following table provides certain information with respect to the number of shares of Common Stock acquired through the exercise of, or represented by, outstanding stock options held by the Named Executive Officers on June 30, 1998. Also reported is the value of any "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of Common Stock, which was $18.00 per share.


                                      FISCAL YEAR END OPTIONS/SAR VALUES



                                                                 NUMBER OF SECURITIES            VALUE OF UNEXCERCISED
                                 SHARES         VALUE           UNDERLYING UNEXERCISED               IN-THE-MONEY
                              ACQUIRED ON     REALIZED ON       OPTIONS/SARS AT FISCAL          OPTIONS/SARS AT FISCAL
                                EXERCISE       EXERCISE                YEAR-END                        YEAR-END
                                                                         (#)                              ($)
        NAME (1)                (#) (1)          (S)          EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE (2)
        --------                -------          ---          -------------------------      -----------------------------
George M. Briody                  --             --                 11,056/44,224                   26,258/105,032
F. Gregory Opelka                 --             --                  7,539/30,154                   17,905/ 71,616
Timothy L. McCue                  --             --                  7,538/30,153                   17,903/ 71,613

-------------

(1) None of the Named Executive Officers exercised options during the fiscal year ended June 30, 1998.


(2) Of the total outstanding stock options held by Mr. Briody, Mr. Opelka and Mr. McCue, all of the unexercisable options are "in-the-money" options.

         The Company has reserved 251,275 shares of the Common Stock for issuance upon exercise of Options. Such Shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Shares subject to options under the Stock Option Plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall again be available to support additional grants under the Stock Option Plan.

         RECOGNITION AND RETENTION PLAN. The RRP was adopted by the Board of Directors of the Company and approved by the Company's shareholders at the 1997 Annual Meeting. Similar to the Stock Option Plan, the RRP functions as a long-term incentive compensation program for eligible officers, employees and outside directors of the Company, the Bank and other affiliates. The RRP is administered by the members of the Board's Compensation Committee who are disinterested directors ("RRP Committee"). All costs and expenses of administering the RRP are paid by the Company.

         As required by the terms of the RRP, the Company has established a trust ("Trust") and has contributed to the Trust, funds sufficient to purchase up to 100,510 shares of Common Stock, the maximum number of restricted stock awards ("Restricted Stock Awards") that may be granted under the RRP. Shares of Common Stock subject to a Restricted Stock Award are held in the Trust until the Award vests at which time the shares of Common Stock attributable to the portion of the Award that has vested are distributed to the Award holder. An Award recipient is entitled to exercise voting rights and receive cash dividends with respect to the shares of Common Stock subject to his Award, whether or not the underlying shares have vested. If an individual award recipient terminates service prior to full vesting of the Restricted Stock Awards granted pursuant to the RRP, the shares subject to the award will be forfeited and returned to the Company.

         Restricted Stock Awards are granted under the RRP on a discretionary basis to eligible officers and executives selected by the RRP Committee and are awarded to outside directors pursuant to the terms of the RRP. As of July 31, 1998, each outside director has been granted a Restricted Stock Award with respect to 4,020 shares of Common Stock. All outstanding Restricted Stock Awards to eligible directors and eligible employees will vest and become distributable at the rate of 10% at June 30, 1998, 20% at June 30, 1999, 2000, 2001, and 2002;
and 10% at January 1, 2003, subject to automatic full vesting on the date of the Award holder's death, disability or retirement while in service and after attaining age 65 or upon the effective date of a change in control of the Company.

         The Company may amend or terminate the RRP, in whole or in part, at any time, subject to the requirements of all applicable laws.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank has made loans or extended credit to executive officers and directors and also to certain persons related to executive officers and directors. All such loans were made by the Bank in the ordinary course of business and were not made with more favorable terms nor did they involve more than the normal risk of collectibility or present unfavorable features. The outstanding principal balance of such loans to directors, executive officers and their associates totaled $498,000 or 1.2% of the Company's shareholders' equity at June 30, 1998.

         The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that, during the last fiscal year, all filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

        -----------------------------------------------------------------

                                   PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


        -----------------------------------------------------------------


GENERAL

         The Board of Directors has appointed the firm of KPMG Peat Marwick LLP to act as independent auditors for the Company for the fiscal year ending June 30, 1999, subject to ratification of such appointment by the Company's shareholders. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify KPMG Peat Marwick LLP's appointment.

VOTE REQUIRED

         The ratification of the appointment by the Board of Directors of KPMG Peat Marwick LLP as the Company's independent auditors requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 2. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.

                             ADDITIONAL INFORMATION

NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The shareholder must be a shareholder of record and have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or received by the Secretary not later than the following dates: (i) with respect to an annual meeting of shareholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of shareholders held at a time other than within the time periods set forth in the immediately preceding clause (i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. Notice shall be deemed to first be given to shareholders when disclosure of such date of the meeting of shareholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A shareholder's notice to the Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See "-- Date For Submission of Shareholder Proposals."

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

         Pursuant to the proxy soliciting regulation of the SEC, any shareholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 1999 Annual Meeting of Shareholders must be received by the Company by May 13, 1999. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be brought before the shareholders at the 1998 Annual Meeting.


                                   By Order of the Board of Directors,



                                   /s/ Barbara J. Urban
                                   ---------------------------------------------
                                   Barbara J. Urban
                                   SECRETARY

Long Grove, Illinois
September 10, 1998

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                 REVOCABLE PROXY

                            BIG FOOT FINANCIAL CORP.
                          OLD MCHENRY ROAD AND ROUTE 83
                           LONG GROVE, ILLINOIS 60047

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               BIG FOOT FINANCIAL CORP. FOR THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON OCTOBER 20, 1998.

         The undersigned shareholder of Big Foot Financial Corp. hereby appoints George M. Briody, F. Gregory Opelka and Timothy L. McCue, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Big Foot Financial Corp. held of record by the undersigned on September 4, 1998, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 3:00 p.m., Central Time, on October 20, 1998, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSAL LISTED IN ITEM 2.

     PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [GRAPHIC]



THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED IN ITEM 1 AND A VOTE "FOR" THE PROPOSAL IN ITEM 2.



1.    Election of two Directors for terms of      FOR       WITHHOLD    FOR ALL
      three years each.                           ALL         ALL       EXCEPT
      NOMINEES: Eugene W. Pilawski and
      Walter E. Powers                         [GRAPHIC]   [GRAPHIC]   [GRAPHIC]

      INSTRUCTIONS: TO WITHHOLD AUTHORITY to vote for any individual nominee, mark the oval "For All Except" and write that nominee's name in the space provided:

      -----------------------
      Nominee Exception


2.    Ratification of the appointment of          FOR      AGAINST      ABSTAIN
      KPMG Peat Marwick LLP as
      independent auditors for the fiscal
      year ending June 30, 1999.               [GRAPHIC]  [GRAPHIC]    [GRAPHIC]







                                   I will attend the Annual Meeting.    [  ]


                                   The undersigned hereby acknowledges receipt of the Notice of the 1998 Annual Meeting of Shareholders and the Proxy Statement for the Annual Meeting.


                                   ---------------------------------------------


                                   ---------------------------------------------
                                   Signature(s)

                                   Dated:_________________________________, 1998

                                   Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

                    [Letterhead of Big Foot Financial Corp.]




                                        September 10, 1998



TO:      ALL RECOGNITION AND RETENTION PLAN ("RRP") PARTICIPANTS

Re:      ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 20, 1998

Dear Participants:

         As you know, Big Foot Financial Corp. ("Company") recently established and now maintains the Big Foot Financial Corp. 1997 Recognition and Retention Plan ("RRP") which provides for stock awards ("Awards") to certain eligible officers and directors of the Company. A trust has been established for the RRP holds shares of the Company's common stock pending allocation or distribution to participants in the RRP. An independent corporate trustee ("Trustee"), has been appointed for the RRP trust.

         As a participant in the RRP, you have the right to direct the Trustee how to vote the unvested shares of common stock that have been allocated to you under an RRP Award and are currently held by the RRP on the proposals to be voted on by the Company's shareholders at the Annual Meeting of Shareholders of the Company to be held on October 20, 1998 ("Annual Meeting"). In connection therewith, enclosed are the following documents:

         1.      RRP Confidential Voting Instruction Form;
         2. Proxy Statement for the 1998 Annual Meeting, dated September 10, 1998 including a Notice of the 1998 Annual Meeting of Shareholders; and
         3.      1998 Annual Report to Shareholders.

         RRP participants may direct how the Trustee should vote the unvested shares of his or her RRP Award held in the RRP Trust as of the close of business on September 4, 1998. The Trustee will vote unvested shares of the Company's common stock subject to your RRP Award in accordance with the instructions given on the enclosed RRP Confidential Voting Instruction Form. The number of unvested shares contained in your RRP Award are shown on the enclosed RRP Confidential Voting Instruction Form.

         The Trustee's fiduciary duties require it not to vote any unvested shares allocated to a participant's RRP Award for which it receives no voting instructions. To the extent that shares have not been allocated to any participant's RRP Award, such shares shall be voted by the Trustee in such manner as the Committee of the RRP shall direct to reflect the voting instructions given by participants for those unvested shares contained in participants' RRP Awards.

                                    * * * * *

         Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed RRP Confidential Voting Instruction Form. RETURN IT DIRECTLY TO THE TRUSTEE USING THE POSTAGE-PAID RETURN ENVELOPE PROVIDED. The Confidential Voting Instruction Forms must be received by the Trustee no later than October 13, 1998. Your vote will not be revealed to any personnel of the Company or the Bank.

         IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE RRP, PLEASE CALL MR. TIMOTHY L. MCCUE AT (847) 634-2100.

                                        Very truly yours,


                                        THE MANAGEMENT SALARY COMPENSATION
                                        COMMITTEE OF BIG FOOT FINANCIAL CORP.

Enclosures

                    [Letterhead of Big Foot Financial Corp.]














                                        September 10, 1998



TO:      ALL EMPLOYEE STOCK OWNERSHIP PLAN
         AND 401(K) SAVINGS PLAN PARTICIPANTS

Re:      ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 20, 1998


Dear Participants:

         As you know, Big Foot Financial Corp. (the "Company") maintains the Employee Stock Ownership Plan (the "ESOP") for employees of Fairfield Savings Bank, F.S.B. (the "Bank") and the Profit Sharing and Savings Plan ("401(k) Plan") which includes an investment alternative to purchase the stock of the Company using funds from your 401(k) Plan account (the "401(k) Stock Fund"). The 401(k) Stock Fund and the ESOP each hold shares of the Company's common stock for the benefit of participants in those plans. These shares are held by independent trustees - First Bankers Trust Company, N.A. for the ESOP and George
M. Briody, F. Gregory Opelka and Eugene W. Pilawski for the 401(k) Plan - (in each case, the "Trustee"). Shares purchased by the ESOP are being held by the Trustee to be given to ESOP participants over a period of years. Shares that you have purchased for your account in the 401(k) Stock Fund are being held by the Trustee for your benefit. Both the ESOP and the 401(k) Plan allow participants in each respective plan (including former participants and beneficiaries) to have certain voting rights at the Company's shareholder meetings.

         In connection with the Annual Meeting of Shareholders of Big Foot Financial Corp. to be held on October 20, 1998, enclosed are the following documents:

         1. Confidential Voting Instruction card for the ESOP (blue card) with return envelope;

         2. Confidential Voting Instruction card for the 401(k) Plan (yellow card) with return envelope;

         3. Proxy Statement for the 1998 Annual Meeting dated September 10, 1998, including a Notice of the 1998 Annual Meeting of Shareholders; and

         4.       1998 Annual Report to Shareholders.

         As a participant in the ESOP and/or the 401(k) Stock Fund, you have the right to direct the respective Trustee how to vote the shares held for your account by the ESOP and/or shares in the

401(k) Stock Fund as of September 4, 1998, the record date for the Annual Meeting (the "Record Date"), on the proposals to be voted by the Company's shareholders. Your rights as a participant in the ESOP and/or 401(k) Plan will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

ANTICIPATED PROPOSALS.

         ESOP PARTICIPANTS.

         Each ESOP participant has the right to specify how the Trustee, as Trustee for the ESOP, should vote the shares in his or her ESOP account as of the Record Date. In general, the Trustee will vote the shares in your ESOP account by casting votes on each proposal as you specify on the blue Confidential Voting Instruction card accompanying this letter. The number of shares in your ESOP account as of the Record Date are shown on the enclosed blue Confidential Voting Instruction card.

         The Trustee's fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet given to ESOP participants, in a manner determined to be prudent and solely in the interest of the participants and beneficiaries. If you do not direct the Trustee how to vote the shares in your ESOP account, the Trustee will, to the extent consistent with its fiduciary duties, vote your shares in a manner calculated to most accurately reflect the instructions received from other participants in the ESOP. The same is true of shares not yet placed in anyone's ESOP account.

         If you do not have any shares allocated to your account in the ESOP as of September 4, 1998, there will be no blue Confidential Voting Instruction card for the ESOP enclosed with this letter.

         401(K) STOCK FUND PARTICIPANTS.

         In general, participants with investments in the 401(k) Stock Fund have the right to direct how the Trustee should vote the shares that are held on the participant's behalf in the 401(k) Stock Fund. In general, the Trustee will vote FOR and AGAINST each proposal specified on the yellow Confidential Voting Instruction card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by 401(k) Plan participants entitled to give voting instructions. The instructions given by each 401(k) Plan participant will be weighted according to value of his or her respective interest in the 401(k) Stock Fund as of September 4, 1998. For purposes of the 401(k) Plan, if you ABSTAIN as to a proposal, or if you do not return your yellow Confidential Voting Instruction card for the 401(k) Plan to the Trustee by October 13, 1998, your instructions will not be counted.

         If you do not have any shares of Company common stock allocated to your 401(k) Plan account as of September 4, 1998, there will be no yellow Confidential Voting Instruction card for the 401(k) Stock Fund enclosed with this letter.

UNANTICIPATED PROPOSALS.

         It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction cards will be presented for shareholder action at the 1998 Annual Meeting of Shareholders. If this should happen, the Trustee of the ESOP and the Trustee of the 401(k) Stock Fund will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                                    * * * * *

         Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card or cards to signify your direction to the respective Trustee. YOU SHOULD THEN SEAL THE COMPLETED CARD OR CARDS IN THE ENCLOSED ENVELOPE AND RETURN IT DIRECTLY TO THE RESPECTIVE TRUSTEE. The Confidential Voting Instruction card or cards must be received by the Trustees no later than October 13, 1998.

         PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY THE TRUSTEES, WHO HAVE BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT THE BANK OR THE COMPANY. IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE ESOP OR 401(K) PLAN, PLEASE CALL MR. TIMOTHY L. MCCUE AT (847) 634-2100 .


                                        Very truly yours,

                                        THE MANAGEMENT SALARY COMPENSATION
                                        COMMITTEE OF BIG FOOT FINANCIAL CORP.


Enclosures

                            BIG FOOT FINANCIAL CORP.

                         CONFIDENTIAL VOTING INSTRUCTION

                     SOLICITED BY THE COMPENSATION COMMITTEE
                           OF BIG FOOT FINANCIAL CORP.
                       1997 RECOGNITION AND RETENTION PLAN


         The undersigned participant of the Big Foot Financial Corp. 1997 Recognition and Retention Plan (the "RRP") hereby provides the voting instructions specified to the trustee ("Trustee") of the RRP trust (the "RRP Trust"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Big Foot Financial Corp. that are held by the Trustee, in its capacity as Trustee of the RRP, as of September 4, 1998, at the 1998 Annual Meeting of Shareholders of Big Foot Financial Corp. to be held on October 20, 1998, and at any adjournment or postponement thereof.

         As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated September 10, 1998, the Trustee will vote the common stock of Big Foot Financial Corp. held by the RRP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Management Salary Compensation Committee dated September 10, 1998.



         (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

       THE BOARD OF DIRECTORS OF BIG FOOT FINANCIAL CORP. RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF BIG FOOT FINANCIAL CORP. OR FAIRFIELD SAVINGS BANK, F.S.B.



___________________________          ___________________________________________
Participant                          RRP Common Stock (as of September 4, 1998)



                                        Please mark your votes like this
                                                      /X/

------------------------------------------------------------------------------------------------------------------------------------
i.  Election of two Directors for terms                 FOR both nominees                  WITHHOLD as to both nominees
    of three years each.  Nominees:             (except as otherwise indicated)                        / /
    Eugene W. Pilawski and Walter E. Powers                  / /

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN
THE SPACE PROVIDED:___________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
                                                              FOR                            AGAINST                      ABSTAIN
ii. Ratification of the appointment of
    KPMG Peat Marwick LLP as independent                      / /                              / /                          / /
    auditors of Big Foot Financial Corp.
    for the fiscal year ending June 30, 1999.
------------------------------------------------------------------------------------------------------------------------------------

       In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustees.

       All proposals listed above in this Confidential Voting Instruction were proposed by Big Foot Financial Corp.

       The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of Annual Meeting of Shareholders of Big Foot Financial Corp., a Proxy Statement dated September 10, 1998 for the Annual Meeting and a 1998 Annual Report to Shareholders.

       PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN OCTOBER 13, 1998.


                                   DATE
                                   ---------------------------------------------


                                   SIGNATURE
                                   ---------------------------------------------

                                   Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                            BIG FOOT FINANCIAL CORP.

                         CONFIDENTIAL VOTING INSTRUCTION

            SOLICITED BY THE MANAGEMENT SALARY COMPENSATION COMMITTEE
                           OF BIG FOOT FINANCIAL CORP.
                      FOR THE EMPLOYEE STOCK OWNERSHIP PLAN
                           OF BIG FOOT FINANCIAL CORP.

         The undersigned participant, former participant or beneficiary of a deceased former participant in the Big Foot Financial Corp. Employee Stock Ownership Plan (the "ESOP") hereby provides the voting instructions hereinafter specified to the Trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Big Foot Financial Corp. that are held by the Trustee, in its capacity as Trustee of the ESOP, as of September 4, 1998, at the 1998 Annual Meeting of Shareholders of Big Foot Financial Corp. to be held on October 20, 1998, and at any adjournment or postponement thereof.

         As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated September 10, 1998, the Trustee will vote the common stock of Big Foot Financial Corp. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Management Salary Compensation Committee dated September 10, 1998.



         (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

         THE BOARD OF DIRECTORS OF BIG FOOT FINANCIAL CORP. RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF BIG FOOT FINANCIAL CORP. OR FAIRFIELD SAVINGS BANK, FSB.



___________________________          ___________________________________________
Participant                          ESOP Common Stock (as of September 4, 1998)



                                        Please mark your votes like this
                                                      /X/

------------------------------------------------------------------------------------------------------------------------------------
1.  Election of two Directors for terms                 FOR both nominees                  WITHHOLD as to both nominees
    of three years each.  Nominees:             (except as otherwise indicated)                        / /
    Eugene W. Pilawski, Walter E. Powers                      / /

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN
THE SPACE PROVIDED:___________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
                                                              FOR                            AGAINST                      ABSTAIN
2.  Ratification of the appointment of
    KPMG Peat Marwick LLP as independent                      / /                              / /                          / /
    auditors of Big Foot Financial Corp.
    for the fiscal year ending June 30, 1999.
------------------------------------------------------------------------------------------------------------------------------------

       In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustees.

       All proposals listed above in this Confidential Voting Instruction were proposed by Big Foot Financial Corp.

       The undersigned hereby instructs the Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt, prior to the execution of the 1998 Annual Meeting of Shareholders of Big Foot Financial Corp., a Proxy Statement dated September 10, 1998 for the 1998 Annual Meeting and a 1998 Annual Report to Shareholders.

       PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN OCTOBER 13, 1998.


                                   DATE
                                   ---------------------------------------------


                                   SIGNATURE
                                   ---------------------------------------------

                                   Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                            BIG FOOT FINANCIAL CORP.

                         CONFIDENTIAL VOTING INSTRUCTION

            SOLICITED BY THE MANAGEMENT SALARY COMPENSATION COMMITTEE
                           OF BIG FOOT FINANCIAL CORP.
           FOR FAIRFIELD SAVINGS BANK PROFIT SHARING AND SAVINGS PLAN

         The undersigned participant, former participant or beneficiary of a deceased former participant in the Fairfield Savings Bank Profit Sharing and Savings Plan (the "401(k) Plan") hereby provides the voting instructions hereinafter specified to the Trustee of the 401(k) Plan (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Big Foot Financial Corp. that are held by the Trustee, in its capacity as Trustee of the 401(k) Plan, as of September 4, 1998, at the 1998 Annual Meeting of Shareholders of Big Foot Financial Corp. to be held on October 20, 1998, and at any adjournment or postponement thereof.

         As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated September 10, 1998, the Trustee will vote the common stock of Big Foot Financial Corp. held by the 401(k) Plan Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Management Salary Compensation Committee dated September 10, 1998.



         (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

         THE BOARD OF DIRECTORS OF BIG FOOT FINANCIAL CORP. RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF BIG FOOT FINANCIAL CORP. OR FAIRFIELD SAVINGS BANK, FSB.



___________________________          ___________________________________________
Participant                          401(k) Stock Fund Common Stock
                                     (as of September 4, 1998)



                                        Please mark your votes like this
                                                      /X/

------------------------------------------------------------------------------------------------------------------------------------
1.  Election of two Directors for terms                 FOR all nominees                   WITHHOLD as to all nominees
    of three years each.  Nominees:             (except as otherwise indicated)                        / /
    Eugene W. Pilawski and Walter E. Powers                  / /

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN
THE SPACE PROVIDED:___________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
                                                              FOR                            AGAINST                      ABSTAIN*
2.  Ratification of the appointment of
    KPMG Peat Marwick LLP as independent                      / /                              / /                          / /
    auditors of Big Foot Financial Corp.
    for the fiscal year ending June 30, 1999.
------------------------------------------------------------------------------------------------------------------------------------

* For purposes of your 401(k) Plan account, abstaining is the same as not voting.

       In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustees.

       All proposals listed above in this Confidential Voting Instruction were proposed by Big Foot Financial Corp.

       The undersigned hereby instructs the Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of the 1998 Annual Meeting of Shareholders of Big Foot Financial Corp., a Proxy Statement dated September 10, 1998 for the 1998 Annual Meeting and a 1998 Annual Report to Shareholders.

       PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN OCTOBER 13, 1998.


                                   DATE
                                   ---------------------------------------------


                                   SIGNATURE
                                   ---------------------------------------------

                                   Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.